                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 5, 2002




                             INTERVOICE-BRITE, INC.
             (Exact name of registrant as specified in its charter)



           Texas                       0-13616                75-1927578
(State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)               File Number)          Identification No.)



                             17811 Waterview Parkway
                               Dallas, Texas 75252
          (Address, including zip code, of principal executive offices)

       Registrant's telephone number, including area code: (972) 454-8000


                                 Not applicable

          (Former name or former address, if changed since last report)




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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On August 7, 2002, InterVoice-Brite, Inc. (the "Company") announced in a press release (the "Press Release") information relating to the Company's receipt of a $3.2 million tax refund on August 5, 2002.

         The foregoing is qualified by reference to the Press Release which is filed as an exhibit to this Report and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.

         Not applicable.

         (c)      EXHIBITS.

99.1 Press Release dated August 7, 2002, announcing information relating to the Company's receipt of a $3.2 million tax refund on August 5, 2002.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                INTERVOICE-BRITE, INC.

                                                By: /s/ Dean C. Howell
                                                   ---------------------------
                                                   Dean C. Howell
                                                   Executive Vice President and
                                                   General Counsel

Date:    August 7, 2002



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                                INDEX TO EXHIBITS

ITEM
NUMBER            EXHIBIT
------            -------
99.1              Press Release dated August 7, 2002, announcing information relating to the Company's receipt of a $3.2 million tax refund on August 5, 2002.